ARTHUR ANDERSEN

                                                                Exhibit 23








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 2001 on the financial statements of Mississippi Power Company, included in this Form 8-K, into Mississippi Power Company's previously filed Registration Statement File No. 333-45069.




/s/Arthur Andersen LLP
Atlanta, Georgia
February 28, 2001